EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal executive officer and a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2011.

/s/ David J. Bronczek David J. Bronczek
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Susan M. Thone, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David J. Bronczek, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Susan M. Thone Notary Public
My Commission Expires:
Nov. 9, 2011

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2011.

/s/ T. Michael Glenn T. Michael Glenn
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that T. Michael Glenn, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt Notary Public
My Commission Expires:
2-13-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2011.

/s/ Alan B. Graf, Jr. Alan B. Graf, Jr.
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt Notary Public
My Commission Expires:
2-13-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2011.

/s/ Robert B. Carter Robert B. Carter
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert B. Carter, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt Notary Public
My Commission Expires:
2-13-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2011.

/s/ Michael L. Ducker Michael L. Ducker
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Susan M. Thone, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Michael L. Ducker, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Susan M. Thone Notary Public
My Commission Expires:
Nov. 9, 2011

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2011.

/s/ Frederick W. Smith Frederick W. Smith
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Susan M. Thone, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Susan M. Thone Notary Public
My Commission Expires:
Nov. 9, 2011

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2011.

/s/ Cathy D. Ross Cathy D. Ross
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Susan M. Thone, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Cathy D. Ross, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Susan M. Thone Notary Public
My Commission Expires:
Nov. 9, 2011

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Cathy D. Ross, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2011.

/s/ J. Rick Bateman J. Rick Bateman
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Vicki L. Hensley, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. Rick Bateman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Vicki L. Hensley Notary Public
My Commission Expires:
October 12, 2011

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2011.

/s/ Christine P. Richards Christine P. Richards
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Christine P. Richards, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt Notary Public
My Commission Expires:
2-13-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2011.

/s/ James R. Parker James R. Parker
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Susan M. Thone, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James R. Parker, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Susan M. Thone Notary Public
My Commission Expires:
Nov. 9, 2011